Exhibit 10.1

Order Form #1232

ChargeLab Inc	Prepared For
1049 El Monte Ave, Suite C #592 Mountain View, CA 94040 Zak Lefevre zak@chargelab.co	☐ TurnOnGreen Inc. ☐ Amos Kohn CEO akohn@coolisys.com Billing Address 1635 S Main St Milpitas, California 95035 United States

☐ Contract Length 48 months	☐ Payment Method Bank Transfer
☐ Contract Period September 14, 2021—September 13, 2025	☐ Billing Frequency Monthly: From Invoice Start Date

☐ Enterprise License Agreement

By signing this Order Form, TurnOnGreen Inc. and ChargeLab Inc. enter this Enterprise License Agreement ("ELA").

ChargeLab will connect and manage the OCPP EV chargers TurnOnGreen Inc. deploys across your portfolio of projects. Under this ELA, TurnOnGreen Inc. will pay a single discounted fee for a bulk subscription to ChargeLab's Premium Network Services (described below).

ChargeLab will bill TurnOnGreen Inc. the License Fees below at the beginning of each month based on the number of ports connected on the last day of the preceding month, where "ports" include any Level 2 or DC fast charging ports connected to ChargeLab's servers for TurnOnGreen Inc.:

Ports connected	License Fee
0 to 500	$10,000/month
501 to 1,000	$18,000/month
1,001 to 2,500	$40,000/month
2,501 to 5,000	$70,000/month
5,001 to 10,000	$120,000/month

If this proposal is signed by DATE, ChargeLab will provide a ramp-up period for the first 6 months of this ELA. Under the ramp-up period, TurnOnGreen Inc. will be billed a reduced monthly as outlined below:

Timeline	% of fee to be billed	Sample fee¹
Month 1	0%	$0
Month 2	0%	$0
Month 3	0%	$0
Month 4	50%	$5,000
Month 5 onwards	100%	$10,000

¹Assuming first tier of license (0 to 500 ports connected).

☐ ChargeLab Services – Premium Plan

ChargeLab’s Services are for remote management of electric vehicle charging stations (“EVCS”) installed at properties owned or managed by End Customers of TurnOnGreen Inc. (the “Sites”). ChargeLab will provide TurnOnGreen Inc. and their End Customers with access to the Services selected below with a check mark.

24/7 connection & monitoring of EVCS	Supply of 3G/4G SIM cards & data plan if needed
Site host dashboard with unlimited profiles	Tier 1 End User support (24/7 call center)
Monthly EVCS usage reports	Priority Tier 2 Customer support (email response within 24 hours)
Access control settings & user grouping	Active management of EVCS power output (“Power Management”)
Billing End Users for the usage of the EVCS	Custom web app branding

EVCS MONETIZATION

Customer will have full control over EVCS Usage Fees billed to End Users. If Customer chooses to bill EVCS Usage Fees, ChargeLab will facilitate all payments by providing user interfaces and credit card processing.

Customer EVCS may also be eligible generate additional revenue through low-carbon fuel standard (LCFS) credits. ChargeLab provides automated LCFS credit processing, eliminating administrative overhead and generating up to 30% more revenue for all credits sold.

Customer and ChargeLab agree to the following revenue splits:

	Customer	ChargeLab
EVCS Usage Fees¹:	95%	5%
LCFS credits²:	75%	25%

¹Usage Fees can be updated by the Customer at any time.

²LCFS credits are currently only available in California. As LCFS or similar programs are rolled out in your geography, the revenue split specified here will apply.

Services

Product	Quantity	Price per Unit	Annual Price
Enterprise License Fee - Tier 1 NET-ELA-1

•   Ongoing connection & operation of

Level 2 EV chargers and/or DC fast chargers

•   Includes support for any OCPP charger,
dashboard access, End User billing, and 24/7 call center

•   Priority Tier 2 support and power management features

•   Tier 1 fee valid for up to 500 ports connected

Product	Quantity	Price per Unit	Annual Price
Enterprise License Ramp-up Discounts Total ramp-up discounts for the first 4 months of ELA term.	1	-$35,000.00 / units	-$35,000.00 One-Time Fee
First Year Subtotal for Services			$85,000.00

Year 1 Overall Total	$85,000.00
Year 2 Overall Total	$120,000.00
Year 3 Overall Total	$120,000.00
Year 4 Overall Total	$120,000.00

☐ Terms and Conditions

Whereas "ChargeLab" and "Customer" are the organizations specified at the top of this Order Form, "Services" are the EV charger management services specified herein, and "Sites" are the locations specified under the Site List section of this Order Form, by signing this document Customer agrees to:

•   Terms and Conditions for ChargeLab Services viewable at https://www.chargelab.co/terms-and-conditions/ca-services

•   Terms and Conditions for Purchase of Hardware viewable at https://www.chargelab.co/terms-and-conditions/ca-hardware (only if hardware purchase is included in this Order Form)

☐ Marketing Permissions

For the duration of this Agreement, Customer grants ChargeLab permission to use any current name or logo of Customer for marketing, sales, public relations, or financial materials. This includes social media posts that may be used to promote he businesses of both ChargeLab and Customer.

Legal Terms on previous page

Signature Page

The above products and services meet our requirements and we agree to the listed price plus shipping fees and applicable taxes. I hereby accept this estimate and authorize ChargeLab to proceed with delivery of the specified products and services.

TurnOnGreen Inc.

Name:

Title:

Email:

Signature:

__________________________________

ChargeLab Inc

Name:

Title:

Email:

Signature:

__________________________________